UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 21, 2021
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

LightPath Technologies, Inc.
Form 8-K

Item 1.01 Entry Into a Material Definitive Agreement

On September 21, 2021, LightPath Technologies, Inc. (the “Company”) and Challenger-Discovery, LLC (the “Landlord”) entered into a Ninth Amendment to Lease (the “Lease Amendment”), effective September 21, 2021, related to the Company’s headquarters and manufacturing facility located at 2603 Challenger Tech Court, Orlando, Florida 32826. The Lease Amendment materially amends certain terms of the original Lease dated January 25, 2001, as amended by the First Amendment to Lease dated August 10, 2001, the Second Amendment to Lease dated April 20, 2004, the Third Amendment to Lease dated December 1, 2007, the Fourth Amendment to Lease dated April 30, 2009, the Fifth Amendment to Lease dated April 24, 2012, the Sixth Amendment to Lease dated July 2, 2014, the Seventh Amendment to Lease dated January 31, 2015, and the Eighth Amendment to Lease dated April 30, 2021 (collectively, the “Lease”) between the Company and the Landlord, including the following:

●
Release the area commonly known as Suite 130 and add the area commonly known as Suite 110, thereby increasing the rentable area of the leased premises from 52,184 square feet to 58,531 square feet upon the Company’s completion of certain work to Suites 110 and 130.
●
Commencing on the “swap date,” which will occur on the tenth (10th) day after the date the Company completes work at Suites 110 and 130, minimum rent for the area commonly known as Suite 110 of $13,262.42 will be due monthly, prorated for any partial month. Upon the Landlord’s completion of certain work to be done, the monthly minimum rent for the entire 58,531 square feet premises will be as set forth in the Lease Amendment. The Company’s proportionate share of the operating expenses for the Suite 110 premises also will increase. Also commencing on the “swap date,” Suite 130 will be released and minimum rent for this space shall no longer be due and payable by the Company.
●
All other terms defined in the Eighth Amendment to Lease remain the same.

The release and addition of suites will allow improvements to the layout of the previously announced facility expansion, which includes the consolidation of the 12,378 square feet currently leased at 12501 Research Parkway, which lease expires November 30, 2022 and will not be renewed.

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Ninth Amendment to Lease dated as of September 21, 2021, between LightPath Technologies, Inc. and Challenger Discovery LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: September 27, 2021	By:	/s/ Albert Miranda
Albert Miranda
Chief Financial Officer